CUMULUS MEDIA Reports Operating Results for 2020

ATLANTA, GA — February 23, 2021: Cumulus Media Inc. (NASDAQ: CMLS) (the “Company,” "CUMULUS MEDIA," “we,” “us,” or “our”) today announced operating results for the three months and year ended December 31, 2020.

Mary G. Berner, President and Chief Executive Officer of CUMULUS MEDIA, said, "Given 2020’s extenuating circumstances, I am extremely proud of the Company’s performance and the efforts of the entire Cumulus team to meet the challenges posed by COVID-19. In the face of the pandemic, we maximized revenue performance, materially reduced expenses, generated cash through strong working capital management, and executed highly accretive divestitures that strengthened our balance sheet. As a result of these efforts and with a recovering economy, we believe that we are well-positioned to return our business to its pre-pandemic trajectory and to capitalize on strategic and financial options to best drive shareholder returns.”

2020 Key Highlights:

•Improved quarterly revenue performance sequentially from Q2 to Q4, both in total and excluding political

•Achieved 9.4% year-over-year digital revenue growth (12.1% on a same station basis), driven by podcasting growth of nearly 40%

•Reduced year-over-year fixed and semi-variable costs by more than $90 million, including nearly $30 million of permanent actions with an annual run-rate benefit of more than $45 million

•Generated $33.2 million of cash from operations for the full year

•Completed two significant M&A transactions generating aggregate gross proceeds of $282 million

•Paid down $54.3 million of term loan and retired $47.2 million of senior notes

•Finished the year with $271.8 million of cash on hand (an increase of $256.6 million compared with December 31, 2019)

Operating Summary (dollars in thousands, except percentages and per share data):

For the three months ended December 31, 2020, the Company reported net revenue of $245.9 million, a decrease of 13.9% from the three months ended December 31, 2019, net loss of $0.2 million and Adjusted EBITDA of $39.6 million.

For the three months ended December 31, 2020, the Company reported same station net revenue of $245.9 million, a decrease of 13.1% from the three months ended December 31, 2019, and same station Adjusted EBITDA of $39.7 million.

For the year ended December 31, 2020, the Company reported net revenue of $816.2 million, a decrease of 26.7% from the year ended December 31, 2019, net loss of $59.7 million and Adjusted EBITDA of $81.3 million.

For the year ended December 31, 2020, the Company reported same station net revenue of $814.8 million, a decrease of 25.2% from the year ended December 31, 2019, and same station Adjusted EBITDA of $82.2 million, a decrease of 61.6% from the year ended December 31, 2019.

As Reported	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	% Change
Net revenue	$245,897	$285,468	(13.9)%
Net (loss) income	$(249)	$1,621	N/A
Adjusted EBITDA (1)	$39,576	$50,662	(21.9)%
Basic (loss) income per share	$(0.01)	$0.08	N/A
Diluted (loss) income per share	$(0.01)	$0.08	N/A

Same Station (2)	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	% Change
Net revenue	$245,897	$283,005	(13.1)%
Adjusted EBITDA (1)	$39,686	$51,827	(23.4)%

As Reported	Year Ended December 31, 2020	Year Ended December 31, 2019	% Change
Net revenue	$816,218	$1,113,445	(26.7)%
Net (loss) income	$(59,719)	$61,257	N/A
Adjusted EBITDA (1)	$81,257	$212,988	(61.8)%
Basic (loss) income per share	$(2.94)	$3.04	N/A
Diluted (loss) income per share	$(2.94)	$3.02	N/A

Same Station (2)	Year Ended December 31, 2020	Year Ended December 31, 2019	% Change
Net revenue	$814,772	$1,089,781	(25.2)%
Adjusted EBITDA (1)	$82,247	$214,358	(61.6)%

Revenue Detail Summary (dollars in thousands):

As Reported	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	% Change
Broadcast radio revenue:
Spot	$128,111	$158,795	(19.3)%
Network	72,603	79,884	(9.1)%
Total broadcast radio revenue	200,714	238,679	(15.9)%
Digital	23,791	21,618	10.1%
Other	21,392	25,171	(15.0)%
Net revenue	$245,897	$285,468	(13.9)%

Same Station (2)	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019	% Change
Broadcast radio revenue:
Spot	$128,111	$156,910	(18.4)%
Network	72,603	79,884	(9.1)%
Total broadcast radio revenue	200,714	236,794	(15.2)%
Digital	23,791	21,384	11.3%
Other	21,392	24,827	(13.8)%
Net revenue	$245,897	$283,005	(13.1)%

As Reported	Year Ended December 31, 2020	Year Ended December 31, 2019	% Change
Broadcast radio revenue:
Spot	$431,225	$622,695	(30.7)%
Network	232,820	316,329	(26.4)%
Total broadcast radio revenue	664,045	939,024	(29.3)%
Digital	85,963	78,602	9.4%
Other	66,210	95,819	(30.9)%
Net revenue	$816,218	$1,113,445	(26.7)%

Same Station (2)	Year Ended December 31, 2020	Year Ended December 31, 2019	% Change
Broadcast radio revenue:
Spot	$430,130	$605,916	(29.0)%
Network	232,820	315,089	(26.1)%
Total broadcast radio revenue	662,950	921,005	(28.0)%
Digital	85,893	76,642	12.1%
Other	65,929	92,134	(28.4)%
Net revenue	$814,772	$1,089,781	(25.2)%

Balance Sheet Summary (dollars in thousands):

	December 31, 2020	December 31, 2019
Cash and cash equivalents	$271,761	$15,142
Term loan due 2026 (3)	$469,411	$523,688
6.75% Senior notes (3)	$452,836	$500,000
2020 Revolving credit facility	$60,000	$—

	Year Ended December 31, 2020	Year Ended December 31, 2019
Capital expenditures	$14,868	$29,469

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019
Capital expenditures	$5,309	$12,070

(1)Adjusted EBITDA is not a financial measure calculated or presented in accordance with accounting principles generally accepted in the United States of America (“GAAP”). For additional information, see “Non-GAAP Financial Measures.”
(2)Adjusted for all merger and acquisition activity occurring in 2019 and 2020 as if such activity had occurred as of January 1, 2019. Same Station financial measures are not financial measures calculated or presented in accordance with GAAP. For additional information, see “Non-GAAP Financial Measures.”
(3)Excludes unamortized debt issuance costs.

Earnings Conference Call Details
The Company will host a conference call today at 8:30 AM ET to discuss its fourth quarter and full year 2020 operating results. A link to the webcast of the conference call will be available on the investor section of the Company’s website (www.cumulusmedia.com/investors/). The conference call dial-in number for domestic callers is 833-614-1549 and international callers should dial 914-987-7288 for call access. If prompted, the conference ID number is 6284029. Please call five to ten minutes in advance to ensure that you are connected prior to the call.

The conference call will also be broadcast live in listen-only mode through a link on the Company’s investor relations website at www.cumulusmedia.com/investors. This link can also be used to access a recording of the call, which will be available shortly following its completion.

Forward-Looking Statements
Certain statements in this release may constitute “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995 and other federal securities laws. Such statements are statements other than historical fact and relate to our intent, belief or current expectations primarily with respect to our future operating, financial, and strategic performance. Any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties. Actual results may differ from those contained in or implied by the forward-looking statements as a result of various factors including, but not limited to, risks and uncertainties related to the implementation of our strategic operating plans, the evolving and uncertain nature of the COVID-19 pandemic and its impact on the Company, the media industry, and the economy in general and other risk factors described from time to time in our filings with the Securities and Exchange Commission. Many of these risks and uncertainties are beyond our control, and the unexpected occurrence or failure to occur of any such events or matters could significantly alter our actual results of operations or financial condition. CUMULUS MEDIA assumes no responsibility to update any forward-looking statements, which are based upon expectations as of the date hereof, as a result of new information, future events or otherwise.

About CUMULUS MEDIA
CUMULUS MEDIA (NASDAQ: CMLS) is a leading audio-first media and entertainment company delivering premium content to over a quarter billion people every month - wherever and whenever they want it. CUMULUS MEDIA engages listeners with high-quality local programming through 415 owned-and-operated stations across 86 markets; delivers nationally-syndicated sports, news, talk, and entertainment programming from iconic brands including the NFL, the NCAA, the Masters, CNN, the AP, the Academy of Country Music Awards, and many other world-class partners across nearly 7,300 affiliated stations through Westwood One, the largest audio network in America; and inspires listeners through its rapidly growing network of original podcasts that are smart, entertaining and thought-provoking. CUMULUS MEDIA provides advertisers with personal connections, local impact and national reach through broadcast and on-demand digital, mobile, social, and voice-activated platforms, as well as integrated digital marketing services, powerful influencers, full-service audio solutions, industry-leading research and insights, and live event experiences. CUMULUS MEDIA is the only audio media company to provide marketers with local and national advertising performance guarantees. For more information visit www.cumulusmedia.com.

Non-GAAP Financial Measures

From time to time, we utilize certain financial measures that are not prepared or calculated in accordance with GAAP to assess our financial performance and profitability. Consolidated adjusted earnings before interest, taxes, depreciation, and amortization ("Adjusted EBITDA") is the financial metric by which management and the chief operating decision maker allocate resources of the Company and analyze the performance of the Company as a whole. Management also uses this measure to determine the contribution of our core operations to the funding of our corporate resources utilized to manage our operations and the funding of our non-operating expenses including debt service and acquisitions. In addition, consolidated Adjusted EBITDA is a key metric for purposes of calculating and determining our compliance with certain covenants contained in our Refinanced Credit Agreement.

In determining Adjusted EBITDA, the Company excludes the following from net income: interest, taxes, depreciation, amortization, stock-based compensation expense, gain or loss on the exchange, sale or disposal of any assets or stations, early extinguishment of debt, local marketing agreement fees, expenses relating to acquisitions, divestitures, restructuring costs, reorganization items and non-cash impairments of assets, if any.

Because of the significant effect that the Company’s material station acquisitions and dispositions have had on our results of operations, the Company also presents certain financial information herein on a “Same Station” basis, both with and excluding the effect of political advertising in order to address the cyclical nature of the two-year election cycle. Same Station metrics are adjusted for material station acquisitions and dispositions as if these acquisitions and dispositions had occurred as of the beginning of the comparable period in the prior year, as indicated. Same station financial measures excluding the impact of political advertising are further adjusted to exclude the impact of political advertising in the comparable periods.
Management believes that Adjusted EBITDA and Same Station financial measures, with and excluding the impact of political advertising, although not measures that are calculated in accordance with GAAP, are commonly employed by the investment community as measures for determining the market value of a media company and comparing the operational and financial performance among media companies. Management has also observed that Adjusted EBITDA and Same Station financial measures, with and excluding the impact of political advertising, are routinely utilized to evaluate and negotiate the potential purchase price for media companies. Given the relevance to our overall value, management believes that investors consider the metrics to be extremely useful. We refer to Adjusted EBITDA and Same Station financial measures, with and excluding the impact of political advertising, as the "Non-GAAP Financial Measures."
Non-GAAP Financial Measures should not be considered in isolation or as a substitute for net income, net revenue, operating income, cash flows from operating activities or any other measure for determining the Company’s operating performance or liquidity that is calculated in accordance with GAAP. In addition, Non-GAAP Financial Measures may be defined or calculated differently by other companies and, therefore, comparability may be limited.

For further information, please contact:
Cumulus Media Inc.
Investor Relations Department
IR@cumulus.com
404-260-6600

Supplemental Financial Data and Reconciliations

CUMULUS MEDIA INC.
Unaudited Condensed Consolidated Statements of Operations
(Dollars in thousands)

	Three Months Ended		Year Ended
	December 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Net revenue	$245,897	$285,468	$816,218	$1,113,445
Operating expenses:
Content costs	100,774	109,722	337,078	405,653
Selling, general & administrative expenses	97,839	116,610	367,695	461,218
Depreciation and amortization	13,227	12,535	52,290	52,554
Local marketing agreement fees	112	1,117	3,149	3,500
Corporate expenses	7,934	8,646	31,003	34,372
Stock-based compensation expense	772	1,494	3,337	5,301
Restructuring costs	1,428	750	14,859	18,315
Loss (gain) on sale of assets or stations	1,248	509	8,761	(55,403)
Impairment of assets held for sale	—	1,165	—	6,165
Impairment of capitalized software development costs	4,139	—	4,139	—
Impairment of intangible assets	—	15,563	4,509	15,563
Total operating expenses	227,473	268,111	826,820	947,238
Operating (loss) income	18,424	17,357	(10,602)	166,207
Non-operating expense:
Interest expense	(19,122)	(16,816)	(68,099)	(82,916)
Interest income	—	5	6	25
Gain on early extinguishment of debt	—	—	—	381
Other expense, net	(197)	(133)	(273)	(177)
Total non-operating expense, net	(19,319)	(16,944)	(68,366)	(82,687)
(Loss) income before income taxes	(895)	413	(78,968)	83,520
Income tax benefit (expense)	646	1,208	19,249	(22,263)
Net (loss) income	$(249)	$1,621	$(59,719)	$61,257

The following tables reconcile net (loss) income, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the periods presented herein (dollars in thousands):

As Reported	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019
GAAP net (loss) income	$(249)	$1,621
Income tax benefit	(646)	(1,208)
Non-operating expense, including net interest expense	19,319	16,944
Local marketing agreement fees	112	1,117
Depreciation and amortization	13,227	12,535
Stock-based compensation expense	772	1,494
Impairment of assets held for sale	—	1,165
Impairment of intangible assets	—	15,563
Loss (gain) on sale of assets or stations	1,248	509
Impairment of capitalized software development costs	4,139	—
Restructuring costs	1,428	750
Franchise taxes	226	172
Adjusted EBITDA	$39,576	$50,662

Same Station (2)	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019
Net income	$213	$2,865
Income tax benefit	(646)	(1,208)
Non-operating expense, including net interest expense	19,319	16,944
Local marketing agreement fees	112	1,117
Depreciation and amortization	13,216	12,502
Stock-based compensation expense	772	1,494
Impairment of assets held for sale	—	1,165
Impairment of intangible assets	—	15,563
Loss on sale of assets or stations	838	485
Impairment of capitalized software development costs	4,139	—
Restructuring costs	1,497	728
Franchise taxes	226	172
Adjusted EBITDA	$39,686	$51,827

As Reported	Year Ended December 31, 2020	Year Ended December 31, 2019
GAAP net (loss) income	$(59,719)	$61,257
Income tax (benefit) expense	(19,249)	22,263
Non-operating expense, including net interest expense	68,366	83,068
Local marketing agreement fees	3,149	3,500
Depreciation and amortization	52,290	52,554
Stock-based compensation expense	3,337	5,301
Loss (gain) on sale of assets or stations	8,761	(55,403)
Impairment of assets held for sale	—	6,165
Impairment of capitalized software development costs	4,139	—
Impairment of intangible assets	4,509	15,563
Restructuring costs	14,859	18,315
Franchise taxes	815	786
Gain on early extinguishment of debt	—	(381)
Adjusted EBITDA	$81,257	$212,988

Same Station (2)	Year Ended December 31, 2020	Year Ended December 31, 2019
Net (loss) income	$(57,160)	$62,705
Income tax (benefit) expense	(19,249)	22,263
Non-operating expense, including net interest expense	68,366	83,068
Local marketing agreement fees	3,149	3,500
Depreciation and amortization	52,232	52,522
Stock-based compensation expense	3,337	5,301
Loss (gain) on sale of assets or stations	7,270	(55,427)
Impairment of assets held for sale	—	6,165
Impairment of capitalized software development costs	4,139	—
Impairment of intangible assets	4,509	15,563
Restructuring costs	14,839	18,293
Franchise taxes	815	786
Gain on early extinguishment of debt	—	(381)
Adjusted EBITDA	$82,247	$214,358

The following tables reconcile as reported net revenue and as reported Adjusted EBITDA to same station net revenue and same station Adjusted EBITDA, both including and excluding the impact of political, for the periods presented herein (dollars in thousands):

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019
As reported net revenue	$245,897	$285,468
Station dispositions and swaps	—	(2,463)
Same station net revenue	$245,897	$283,005
Political revenue	(14,306)	(2,983)
Same station net revenue, excluding impact of political revenue	$231,591	$280,022

	Three Months Ended December 31, 2020	Three Months Ended December 31, 2019
As reported Adjusted EBITDA	$39,576	$50,662
Station dispositions and swaps	110	1,165
Same station Adjusted EBITDA	$39,686	$51,827
Political EBITDA	(12,875)	(2,685)
Same station Adjusted EBITDA, excluding impact of political EBITDA	$26,811	$49,142

	Year Ended December 31, 2020	Year Ended December 31, 2019
As reported net revenue	$816,218	$1,113,445
Station dispositions and swaps	(1,446)	(23,664)
Same station net revenue	$814,772	$1,089,781
Political revenue	(26,256)	(6,375)
Same station net revenue, excluding impact of political revenue	$788,516	$1,083,406

	Year Ended December 31, 2020	Year Ended December 31, 2019
As reported Adjusted EBITDA	$81,257	$212,988
Station dispositions and swaps	990	1,370
Same station Adjusted EBITDA	$82,247	$214,358
Political EBITDA	(23,630)	(5,738)
Same station Adjusted EBITDA, excluding impact of political EBITDA	$58,617	$208,620